UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 26, 2026
NuScale Power Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39736	98-1588588
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1100 NE Circle Blvd., Suite 350 Corvallis, OR		97330
(Address of principal executive offices)		(Zip Code)
(971) 371-1592
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SMR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
Section 13(a) of the Exchange Act.                                     ☐

Item 2.02. Results of Operations and Financial Condition.
On February 26, 2026, NuScale Power Corporation announced its financial results for the fourth quarter and full year which ended December 31, 2025. A copy of the press release making this announcement is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section. Furthermore, this Current Report on Form 8-K, including the exhibit, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.
99.1	Press Release issued by NuScale Power Corporation on February 26, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuScale Power Corporation

Date: February 26, 2026	By:	/s/ Robert Ramsey Hamady
	Name:	Robert Ramsey Hamady
	Title:	Chief Financial Officer